UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 4, 2025
(Earliest Event Date requiring this Report: January 29, 2025)

CAPSTONE COMPANIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Number 144-V, 10 Fairway Drive Suite 100
Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, ext. 313
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of Class of Securities.	Trading Symbol(s).	Name of exchange on which registered
N/A	N/A	N/A

The Registrant’s Common Stock is quoted on the OTCQB Venture Market of the OTC Markets Group, Inc. under the trading symbol “CAPC.”

Item 1.01 Entry into a Material Definitive Agreement. General. On January 29, 2025, Capstone Companies, Inc. (“Company”) entered into an Amended and Revised Unsecured Promissory Note (“New Note”) evidencing a loan from Coppermine Ventures, LLC, a private Maryland limited liability company based in Baltimore County, Maryland, (“Coppermine”). The New Note amends, revises and supersedes the Unsecured Promissory Note, signed October 31, 2024, by the Company and Coppermine (“Old Note”). The principal of the New Note is Four Hundred Eight-Five Thousand One Hundred Sixty-Three U.S Dollars and No Cents ($485,163) (“New Principal”). The New Principal includes principal and interest accrued thereon under the Old Note. As of the date of the filing of this Current Report on Form 8-K (“Form 8-K”) with the Commission, One Hundred Twenty-Five Thousand Nine Hundred Fourteen Dollars ($125,914.00) has been loaned to the Company under the Old Note, and, on January 31, 2025, Fifty-Three Thousand Eighteen U.S. Dollars and No Cents ($53,018) was loaned to the Company under the New Note.

Purpose of New Note. Company and Coppermine entered into the New Note to provide projected funding needed by the Company to pay for essential corporate maintenance expenses due in the first three fiscal quarters of 2025, being expenses deemed necessary by the Company to meet the reporting and filing requirements under federal and state securities laws and regulations, maintenance of the quotation of the Company’s Common Stock on the OTC Markets Group QB Venture Market and maintenance of directors’ and officers’ insurance and basic management and accounting operations. The New Principal is intended to provide sufficient working capital to maintain the corporate existence of the Company while the executive management continues efforts to develop or acquire a new business line or revenue generating operation. The Company is a public shell and has no revenue generating operations as of the date of the filing of this Form 8-K and relies on third party funding to sustain its corporate existence and efforts to develop or acquire a new business line.

Use of Proceeds. Under the New Note, the Company will request funding in accordance with Table I below for the payment of the projected essential corporate maintenance funding specified below:

Expense	Quarter 1 2025	Quarter 2 2025	Quarter 3 2025	Totals
Public company compliance/Regulatory Expenses	$42,850	$27,050	$47,050	$116,950
Accounting/Legal	$46,860	$23,300	$56,300	$126,460
Insurance	$14,769	$14,769	$14,679	$44,307
Software/ Operating Expense	$6,884	$6,055	$5,575	$18,514
Projected Working Capital. Needs through 9-30-2025	$111,363	$71,174	$123,694	$306,231

The Company’s actual funding needs for these essential operating expenses may exceed the New Principal. Coppermine is under no obligation to provide funding in excess of, and has not made, as of the date of the filing of this Form 8-K with the Commission, any commitment for funding in excess of, the New Principal. The New Principal will also not fund development or acquisition of a new business line for the Company.

Interest. The principal under the New Note accrues interest at a simple annual rate of 7%.

Lump Sum Payment. The New Note provides for a lump-sum payment of New Principal and interest accrued thereon, which imposes a substantial financial burden on the Company.

Maturity. Principal and accrued interest thereon under the New Note, which includes the principal and interested accrued thereon under the Old Note, are due and payable in a single lump sum due on December 31, 2025, unless occurrence of certain events causes (summarized in Acceleration of Maturity below) causes all sums to become due prior to December 31, 2025. The Company may pre-pay the New Principal and interest accrued thereon without charge or penalty.

Acceleration of Maturity. Under the New Note, the principal and interest accrued thereon shall become due before December 31, 2025 if: (1) Company files a voluntary bankruptcy petition; (2) an involuntary bankruptcy petition is filed on the Company; (3) Company ceases to be a reporting company under the Securities Exchange Act of 1934 (“1934 Act”); or (4) Company’s Common Stock is not quoted on any tier to The OTC Markets Group.

Unsecured Debt. The debt owed under the New Note is not secured by any collateral and there are no guarantors of that debt.

Payment of Debt. As of the date of the filing of this Form 8-K, the Company does not have revenue-generating operations or sufficient cash reserves to pay the New Principal and interest accrued thereon. If the Company does not acquire or develop revenue generating revenues by the maturity date, December 31, 2025, or by an accelerated due date, then the Company would have to raise additional funding to pay sums due under the New Note, restructure the payment of the sums due under the New Note, or both, in order to avoid a default.

The above summary of the New Note does not disclose all the terms and conditions of the New Note, and the above summary is qualified in its entirety by reference to the New Note, which is filed as Exhibit 10.1 to this Form 8-K.

Item 9.01. Financials and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Capstone Companies, Inc. Press Release, dated February 4, 2025, re: Amended and Revised Unsecured Promissory Note.
10.1	Amended and Restated Promissory Note issued by Capstone Companies, Inc. to Coppermine Ventures, LLC, dated January 29, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

By: /s/ Alex Jacobs

Alex Jacobs, Chief Executive Officer

Dated: February 4, 2025

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Capstone Companies, Inc. Press Release, dated February 4, 2025, re: Amended and Revised Unsecured Promissory Note.
10.1	Amended and Restated Promissory Note issued by Capstone Companies, Inc. to Coppermine Ventures, LLC, dated January 29, 2025.